CONFIDENTIAL DRAFT

Special Committee Discussion Materials

March 29, 2004

Important Information DRAFT

Confidential Material Presented to the Special Committee of the Board of Directors of Johnson Outdoors, Inc.

The following pages contain material that was provided to the Special Committee of the Board of Directors (the “Special Committee”) of Johnson Outdoors Inc. (the “Company”) and is for discussion purposes only. The accompanying material was compiled or prepared on a confidential basis for use by the Special Committee and not with a view toward public disclosure. This material is preliminary in nature and contains assumptions and methodologies which may be subject to change.

Table of Contents DRAFT

I. Executive Summary

II. Situation Overview

III. Valuation Methodologies

A. Comparable Public Companies Analysis

B. Comparable M&A Transactions Analysis

C. M&A Premiums Paid Analysis

D. Discounted Cash Flow Analysis

E. Leveraged Buyout Analysis

Appendix

A. Valuation Matrix

B. Comparable Public Companies Model

DRAFT

Executive Summary

Executive Summary

Implied Transaction Multiples DRAFT

(in millions, except for per share amounts)

Proposed Transaction

Purchase Price Per Share $18.00

Basic Shares Outstanding (1) 8.7

CSEs (2) 0.3

Fully Diluted Shares Outstanding 9.0

Equity Value $161.1

Plus: Debt (3) 67.1

Less: Cash (3) 38.4

Enterprise Value $189.8

JOUT Financial Info. (4) JOUT Financial Info.

GAAP Adjusted GAAP Adjusted

Enterprise Value Multiples

EBITDA

LTM (2/29/04) $22.8 $29.7 8.3x 6.4x

FY 2004E 25.6 25.6 7.4x 7.4x

EBIT

LTM (2/29/04) $14.7 $21.6 13.0x 8.8x

FY 2004E 18.0 18.0 10.5x 10.5x

Equity Value Multiples

Net Income

LTM (2/29/04) $5.7 $9.8 28.3x 16.4x

FY 2004E 7.9 7.9 20.3x 20.3x

(1) Based on 7.446 million shares of Class A and 1.222 million shares of Class B common stock (per 1/2/04 10-Q)

(2) Based on 0.515 million in the money options outstanding with a weighted average exercise price of $8.17 per share per management; calculation uses the treasury stock method. (3) As of 2/29/04, provided by the Company.

(4) LTM ended 2/29/04. Fiscal year ending September 31, 2004. Financials adjusted for strategic charges and certain charges highlighted in JOUT 10-Ks. Tax effected at 40%.

DRAFT

Situation Overview

Situation Overview

Johnson Outdoors Stock Price Performance DRAFT

Daily Closing Price and Volume – Last Three Years

Stock Price

$22.00 $20.00 $18.00 $16.00 $14.00 $12.00 $10.00 $8.00 $6.00 $4.00

Apr. 20, 2002: JOUT reports strong 2Q02 EPS, increasing 70.4%(1) year-over-year; share price increases $5.70 over seven days

July 23, 2002: JOUT reports 4.6% year-over-year EPS growth; share price declines $5.40 over five days

Feb. 20, 2004: JOUT receives $18.00 per share bid from Johnson Group

400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 0

Volume

Mar- 01

May – 01

Aug- 01

Oct – 01

Jan- 02

Mar- 02

Jun- 02

Aug – 02

Oct- 02

Jan- 03

Mar- 03

May- 03

Aug- 03

Oct- 03

Jan- 04

Mar- 04

Note: As of March 19, 2004.

(1) Adjusted for income of $0.06 per share related to discontinued fishing operations.

Situation Overview

Distribution of Historical Trading DRAFT

Average Daily Trading Volume – Three Year Period Ended February 19, 2004

% of Trading Volume

20% 18% 16% 14% 12% 10% 8% 6% 4% 2% 0%

11.7% 11.4%

11.0% 10.3%

9.0% 8.6%

7.6%

6.7%

5.2% 5.5%

4.9%

3.1%

2.4% 2.5%

$6.00-$7.00

$7.00- $8.00

$8.00-$9.00

$9.00-$10.00

$10.00-$11.00

$11.00-$12.00

$12.00-$13.00

$13.00- $14.00

$14.00- $15.00

$15.00-$16.00

$16.00-$17.00

$17.00-$18.00

$18.00- $19.00

$19.00-$20.00

Source: FactSet Research Systems.

Situation Overview

Distribution of Historical Trading DRAFT

Average Daily Trading Volume – One Year Period Ended February 19, 2004

% of Trading Volume

30% 25% 20% 15% 10% 5% 0%

25.2%

24.4%

17.8%

10.1%

9.0%

7.4%

3.7%

1.1%

1.4%

$8.00-$9.00

$9.00-$10.00

$10.00-$11.00

$11.00-$12.00

$12.00-$13.00

$13.00-$14.00

$14.00-$15.00

$15.00-$16.00

$16.00-$17.00

Source: FactSet Research System.

Situation Overview

Distribution of Historical Trading DRAFT

Average Daily Trading Volume – Six Month Period Ended February 19, 2004

% of Trading Volume

30% 25% 20% 15% 10% 5% 0%

24.8%

20.3%

18.3%

15.5%

8.6%

7.9%

2.2%

1.1%

1.2%

$12.50-$13.00

$13.00-$13.50

$13.50-$14.00

$14.00-$14.50

$14.50-$15.00

$15.00-$15.50

$15.50-$16.00

$16.00-$16.50

$16.50-$17.00

Source: FactSet Research Systems.

Situation Overview

Stock Ownership Analysis DRAFT

Total Common Shares

The Johnson Group (1)

Johnson Samuel C 2,575,323 29.7%

Johnson Imogene 32,543 0.4%

Johnson H Fisk 304,257 3.5%

Johnson Leipold Helen P 38,691 0.4%

Shares Jointly Owned or owned by Affiliated Entities 1,811,777 20.9%

Total Johnson Group 4,762,591 54.9%

Institutional Investors (2)

Dimensional Fund Advisors, Inc. 420,400 4.8%

Fidelity Management & Research Co. 238,288 2.7%

Royce & Associates LLC 195,300 2.3%

Advisory Research, Inc. 182,600 2.1%

Bridgeway Capital Management, Inc. 119,350 1.4%

Fleet National Bank 106,521 1.2%

Columbia Management Advisors, Inc. 100,421 1.2%

Kennedy Capital Management, Inc. 99,879 1.2%

Other Institutional Investors 421,578 4.9%

Total Institutional Investors 1,884,337 21.7%

Retail Investors (3) 2,021,897 23.3%

Total Shares Outstanding (4) 8,668,825 100.0%

Public Float 23.3%

Institutional 21.7%

Insiders 54.9%

The Johnson Group controls:

55% of the economic interest

80% of the voting interest

(1) Proxy dated February 25, 2004.

(2) From FactSet Lionshares as of March 20, 2004.

(3) Retail investors defined as total shares outstanding minus insiders and institutional investors.

(4) Total shares outstanding taken from 10-Q dated January 2, 2004.

DRAFT

Valuation Methodologies

Valuation Methodologies

Valuation Methodologies DRAFT

William Blair performed several analyses each of which is preliminary in nature and contains assumptions and methodologies which may be subject to change

Comparable Public Companies Analysis

Trading multiple analysis based on companies that William Blair considered similar to the Company based on the selected companies’ operations

M&A Transactions Analysis

Transaction multiple analysis based on transactions that William Blair considered similar to the proposed acquisition based on the target operations

Discounted Cash Flow Analysis

Utilized the Company’s fiscal 2004 – 2008 projections to derive free cash flows for the Company and discounted those cash flows, along with a terminal value based on a multiple of 6.0x – 9.0x EBITDA, back to March 31, 2004

Leveraged Buyout Analysis

Utilized the Company’s 2004 – 2008 forecasts to analyze the values that a typical LBO could be completed under established return parameters using five year exit multiples of 6.0x – 9.0x EBITDA

Valuation Methodologies

Financial Information Used in Preliminary Valuation DRAFT

The preliminary valuation is based on the following historical financial information:

EBIT and EBITDA as reported in the Company’s public filings (“GAAP Historical Financial Information”)

EBIT and EBITDA as reported in the Company’s 10-Ks adjusted for (i) charges classified as ‘strategic charges’ in fiscal 1999 – 2002 and (ii) charges highlighted by the Company in the fiscal 2003 10-K (in aggregate totaling $6.9 million) related to a product recall, a discontinued acquisition, reorganization of the Watercraft and Outdoor Equipment businesses, closing of a facility and write-downs for certain inventory, tooling and equipment (“Adjusted Historical Financial Information”)

Based on the forecasts obtained from the Company (“Management Forecast”) and the fact that the Company’s historical GAAP EBIT has trailed budgeted EBIT by an average of 29% for the last three fiscal years, the EBIT in the 2006 – 2008 period has been discounted by a factor of 15% reflecting an alternative scenario (“Alternative Forecast”)

The Management Forecast reflects a favorable adjustment to EBIT and EBITDA of $500,000 in fiscal 2004 related to adjustments for certain budgeted items identified by the Company related to (i) costs to respond to the bid by the Johnson Group and (ii) a one-time gain related to a legal settlement

Valuation Methodologies

Historical and Projected Financial Information

DRAFT

GAAP Historical Financial Information and Management Forecast

(in millions, except for per share amounts)

	Historical Fiscal Years Ended September 30, [1]					LTM [2]	Projected Fiscal Years Ended September 30, [3]				
	1999	2000	2001	2002	2003	02/04	2004	2005	2006	2007	2008
Net Sales	$ 310.2	$ 354.9	$ 345.6	$ 342.5	$ 315.9	$ 331.9	$ 341.6	$ 327.3	$ 337.3	$ 349.1	$ 361.3
Cost of Goods Sold	184.4	212.1	206.9	201.5	187.9	196.7	201.5	187.1	191.1	196.5	202.0
Gross Profit	125.8	142.8	138.8	141.1	128.0	135.2	140.1	140.2	146.2	152.7	159.4
Total Operating Expenses	106.3	118.1	123.1	121.3	116.4	120.6	122.1	121.8	123.5	127.8	132.3
EBIT	19.5	24.7	15.7	19.8	11.6	14.7	18.0	18.4	22.7	24.8	27.1
Interest Income					(0.8)	(0.5)	-	-	-		
Interest Expense					5.2	5.0	5.0	4.1	3.6		
Other (Income) Expense, net					(2.5)	0.0	-	-	-		
EBT					9.7	10.2	13.0	14.3	19.1		
Income Tax Expense					4.3	4.5	5.1	5.0	6.7		
Net Income					5.4	5.7	7.9	9.4	12.4		
EBIT	19.5	24.7	15.7	19.8	11.6	14.7	18.0	18.4	22.7	24.8	27.1
Depreciation and Amortization	12.6	12.5	13.5	9.1	8.2	8.2	7.6	7.6	7.6	7.6	7.6
EBITDA	32.1	37.2	29.2	28.8	19.8	22.8	25.6	26.0	30.3	32.4	34.7
Operating Statistics											
Net Sales Growth		14.4%	(2.6%)	(0.9%)	(7.8%)		8.1%	(4.2%)	3.1%	3.5%	3.5%
Gross Margin	40.5%	40.2%	40.2%	41.2%	40.5%	40.7%	41.0%	42.8%	43.3%	43.7%	44.1%
Operating Expenses as % of Net Sales	34.3%	33.3%	35.6%	35.4%	36.8%	36.3%	35.7%	37.2%	36.6%	36.6%	36.6%
EBITDA Margin	10.4%	10.5%	8.5%	8.4%	6.3%	6.9%	7.5%	7.9%	9.0%	9.3%	9.6%
EBIT Margin	6.3%	7.0%	4.5%	5.8%	3.7%	4.4%	5.3%	5.6%	6.7%	7.1%	7.5%
EBT Margin					3.1%	3.1%	3.8%	4.4%	5.7%		
Net Income Margin					1.7%	1.7%	2.3%	2.9%	3.7%		

(1) Historical fiscal years per JOUT 10-Ks dated 10/3/03 and 9/28/01.
(2) 2003 and 2004 five months YTD financials provided by Company.
(3) 2004-2006 forecasts per Company management. 2007 and 2008 forecasts per Company management guidance.

William Blair & Company®

9

Valuation Methodologies

Historical and Projected Financial Information

DRAFT

Adjusted Historical Financial Information and Management Forecast

(in millions, except for per share amounts)

	Historical Fiscal Years Ended September 30, (1)					LTM (2)	Projected Fiscal Years Ended September 30, (3)				
	1999	2000	2001	2002	2003	02/04	2004	2005	2006	2007	2008
Net Sales	$ 310.2	$ 354.9	$ 345.6	$ 342.5	$ 315.9	$ 331.9	$ 341.6	$ 327.3	$ 337.3	$ 349.1	$ 361.3
Cost of Goods Sold	184.4	212.1	206.9	201.5	183.6	192.4	201.5	187.1	191.1	196.5	202.0
Gross Profit	125.8	142.8	138.8	141.1	132.3	139.5	140.1	140.2	146.2	152.7	159.4
Total Operating Expenses	103.5	115.7	121.6	119.6	113.8	118.0	122.1	121.8	123.5	127.8	132.3
EBIT	22.3	27.1	17.2	21.5	18.5	21.6	18.0	18.4	22.7	24.8	27.1
Interest Income					(0.8)	(0.5)	-	-	-		
Interest Expense					5.2	5.0	5.0	4.1	3.6		
Other (Income) Expense, net					(2.5)	0.0	-	-	-		
EBT					16.6	17.1	13.0	14.3	19.1		
Income Tax Expense					7.0	7.3	5.1	5.0	6.7		
Net Income					9.6	9.8	7.9	9.4	12.4		
EBIT	22.3	27.1	17.2	21.5	18.5	21.6	18.0	18.4	22.7	24.8	27.1
Depreciation and Amortization	12.6	12.5	13.5	9.1	8.2	8.2	7.6	7.6	7.6	7.6	7.6
EBITDA	34.9	39.6	30.7	30.6	26.7	29.7	25.6	26.0	30.3	32.4	34.7
Operating Statistics											
Net Sales Growth		14.4%	(2.6%)	(0.9%)	(7.8%)		8.1%	(4.2%)	3.1%	3.5%	3.5%
Gross Margin	40.5%	40.2%	40.2%	41.2%	41.9%	42.0%	41.0%	42.8%	43.3%	43.7%	44.1%
Operating Expenses as % of Net Sales	33.4%	32.6%	35.2%	34.9%	36.0%	35.5%	35.7%	37.2%	36.6%	36.6%	36.6%
EBITDA Margin	11.2%	11.2%	8.9%	8.9%	8.5%	9.0%	7.5%	7.9%	9.0%	9.3%	9.6%
EBIT Margin	7.2%	7.6%	5.0%	6.3%	5.9%	6.5%	5.3%	5.6%	6.7%	7.1%	7.5%
EBT Margin					5.3%	5.2%	3.8%	4.4%	5.7%		
Net Income Margin					3.0%	3.0%	2.3%	2.9%	3.7%		

(1) Historical fiscal years per JOUT 10-Ks dated 10/3/03 and 9/28/01. Fiscal 1999 – 2002 exclude expenses itemized as 'strategic charges' in JOUT 10-Ks. Cost of goods sold and total operating expenses for fiscal 2003 exclude certain charges highlighted in JOUT 10-K dated 10/3/03. All adjustments tax effected at 40%.
(2) 2003 and 2004 five months YTD financials provided by Company and adjusted for strategic charges and certain charges highlighted in JOUT 10-Ks. Tax effected at 40%.
(3) 2004-2006 forecasts per Company management. 2007 and 2008 forecasts per Company management guidance.

William Blair & Company
10

Valuation Methodologies

Projected Financial Information DRAFT

(in millions, except for per share amounts)

A comparison of the Management Forecast and Alternative Forecast follows:

Projected Fiscal Years Ended September 30,

2004 2005 2006 2007 2008

Net Sales $341.6 $327.3 $337.3 $349.1 $361.3

EBITDA

Management Forecast $25.6 $26.0 $30.3 $32.4 $34.7

Alternative Forecast 25.6 26.0 26.9 28.7 30.6

EBIT

Management Forecast $18.0 $18.4 $22.7 $24.8 $27.1

Alternative Forecast 18.0 18.4 19.3 21.1 23.0

EBITDA Margin

Management Forecast 7.5% 7.9% 9.0% 9.3% 9.6%

Alternative Forecast 7.5% 7.9% 8.0% 8.2% 8.5%

EBIT Margin

Management Forecast 5.3% 5.6% 6.7% 7.1% 7.5%

Alternative Forecast 5.3% 5.6% 5.7% 6.0% 6.4%

DRAFT

Comparable Public Companies Analysis

Comparable Public Companies Analysis

Comparable Companies Analysis DRAFT

William Blair reviewed the following publicly traded manufacturers of sports and recreational products deemed to be similar to the Company

The comparable companies analysis is preliminary in nature and contains assumptions and methodologies which may be subject to change

($in millions)

Stock Price Market Enterprise

03/25/04 Value Value

Amer Group $46.94 $1,152.1 $1,332.4

Brunswick Corp 39.08 3,576.7 3,838.4

Callaway Golf Co 18.22 1,376.7 1,329.3

Columbia Sportswear 53.75 2,167.0 1,923.3

Head N V 3.02 113.8 251.1

Huffy Corp 3.91 58.9 145.0

K2 Inc 15.78 550.3 745.2

Johnson Outdoors Inc 19.56 169.6 198.3

Note: Market Value and Enterprise Value based off of basic shares outstanding.

Comparable Public Companies Analysis

Indexed Stock Price Performance DRAFT

Last Twelve Months

240 220 200 180 160 140 120 100 80

Feb. 19, 2004: +86.3%

115.9%

59.0% 54.9%

38.9%

Mar-03

Apr-03

May-03

Jun-03

Jul-03

Aug-03

Sep-03

Oct–03

Nov-03

Dec–03

Jan-04

Feb–04

Mar-04

Peer Group (+59.0%)

Russell 2000 (54.9%) NASDAQ (+38.9%) JOUT (+115.9%)

Note: As of March 19, 2004.

Peer Group: Amer Group, Brunswick Corp., Callaway Golf, Columbia Sportswear, Head, Huffy Corp., and K2.

Comparable Public Companies Analysis

Margin and Growth Analysis DRAFT

LTM EBITDA Margin

25.0%20.0%15.0%10.0%5.0%0.0%

22.4%

13.6%

12.7%

9.6%

6.9% 6.8% 6.7% Median 9.6%

0.5%

COLM ELY AMEAS BC JOUT KTO HED HUF

LTM EBIT Margin

25.0%20.0%15.0%10.0%5.0%0.0%-5.0%

20.0%

9.2%

8.1%

6.0%

4.5% 4.4%

2.0% Median 6.0%

-0.4%

COLM AMEAS ELY BC KTO JOUT HED HUF

3 Year Revenue CAGR

20.0%15.0%10.0%5.0%0.0%-5.0%

15.7%

7.5%

2.7% 2.7% 2.6%

Median 2.7%

-0.9%

-3.6% -3.8%

COLM AMEAS BC HED KTO ELY HUF JOUT

3 Year EBITDA CAGR

30.0%

20.0%

10.0%

0.0%

-10.0%

-20.0%

-30.0%

-40.0%

-50.0%

-60.0%

-70.0%

24.4%

8.6%

-2.7% Median

-12.1% -12.9% -12.1%

-19.0% -19.0%

-59.5%

COLM AMEAS KTO ELY BC JOUT HED HUF

Note: Medians exclude JOUT. JOUT data based on GAAP Historical Financial Information. Multiples based on stock prices as of March 25, 2004.

Comparable Public Companies Analysis

Preliminary Multiples Analysis DRAFT

Enterprise Value/LTM EBITDA

16.0x

14.0x

12.0x

10.0x

8.0x

6.0x

4.0x

2.0x

0.0x

15.2x

12.0x

9.6x

9.0x 8.7x 8.6x Median

8.4x

9.3x

NMF

KTO ELY BC COLM JOUT HED AMEAS HUF

Enterprise Value/CY 2004E EBITDA

16.0x

14.0x

12.0x

10.0x

8.0x

6.0x

4.0x

2.0x

0.0x

10.0x

8.2x 7.8x

7.7x 7.7x 7.5x Median

7.7x

NA NA

KTO COLM JOUT BC ELY AMEAS HED HUF

Enterprise Value/LTM EBIT

35.0x30.0x25.0x20.0x15.0x10.0x5.0x0.0x

29.2x

23.2x

20.2x

15.6x Median

13.5x 17.9x 11.6x 10.1x

NM

HED KTO ELY BC JOUT AMEAS COLM HUF

Enterprise Value/CY 2004E EBIT

35.0x30.0x25.0x20.0x15.0x10.0x5.0x0.0x

13.0x

11.1x 11.0x 10.8x

9.9x Median

8.9x

10.8x

NA NA

KTO BC JOUT ELY AMEAS COLM HED HUF

Note: Medians exclude JOUT. JOUT data based on GAAP Historical Financial Information. Multiples based on stock prices as of March 25, 2004.

Comparable Public Companies Analysis

Preliminary Multiples Analysis DRAFT

Equity Value /LTM Net Income

60.0x50.0x40.0x30.0x20.0x10.0x0.0x

54.5x

30.2x 29.8x

23.8x

18.0x Median 23.8x

15.7x

NM NM

KTO ELY JOUT BC COLM AMEAS HUF HED

Equity Value /CY 2004E Net Income

60.0 x50.0x 40.0x 30.0x 20.0x 10.0x 0.0x

21.4x

18.6x 17.0x 17.0x

16.3x 15.2x 14.8x

Median 16.6x

NA

JOUT KTO BC HUF COLM ELY AMEAS HED

Note: Medians exclude JOUT. JOUT data based on GAAP Historical Financial Information. Multiples based on stock prices as of March 25, 2004.

Comparable Public Companies Analysis

Preliminary Valuation Multiples DRAFT

GAAP Historical Financial Information and Management Forecast

(in millions, except for per share amounts)

Implied JOUT Multiples at

JOUT the Following Per Share Price Relevant Public Company Multiples

Metric (1) Results $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 Min Mean Median Max

CY 2003 EBITDA $20.9 8.2x 8.6x 9.1x 9.5x 10.0x 10.4x 8.4x 10.6x 9.3x 15.2x

LTM EBITDA 22.8 7.5x 7.9x 8.3x 8.7x 9.1x 9.5x

CY 2004E EBITDA 25.5 6.7x 7.1x 7.4x 7.8x 8.2x 8.5x 7.5x 8.2x 7.7x 10.0x

CY 2003 EBIT $12.8 13.4x 14.1x 14.8x 15.6x 16.3x 17.0x 10.1x 18.3x 17.9x 29.2x

LTM EBIT 14.7 11.7x 12.3x 13.0x 13.6x 14.2x 14.8x

CY 2004E EBIT 17.9 9.6x 10.1x 10.6x 11.1x 11.6x 12.1x 8.9x 10.8x 10.8x 13.0x

CY 2003 Net Income $5.9 24.4x 25.9x 27.5x 29.1x 30.6x 32.2x 15.7x 28.5x 23.8x 54.5x

LTM Net Income 5.7 25.1x 26.7x 28.3x 30.0x 31.6x 33.2x

CY 2004E Net Income 7.9 18.1x 19.2x 20.4x 21.5x 22.7x 23.9x 14.8x 16.5x 16.6x 18.6x

(1) LTM ended 2/29/04. Financials adjusted for strategic charges and certain charges highlighted in JOUT 10-Ks. Tax effected at 40%.

Comparable Public Companies Analysis

Preliminary Valuation Multiples DRAFT

Adjusted Historical Financial Information and Management Forecast

(in millions, except for per share amounts)

Implied JOUT Multiples at

JOUT the Following Per Share Price Relevant Public Company Multiples

Metric (1) Results $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 Min Mean Median Max

CY 2003 EBITDA $27.8 6.2x 6.5x 6.8x 7.2x 7.5x 7.8x 8.4x 10.6x 9.3x 15.2x

LTM EBITDA 29.7 5.8x 6.1x 6.4x 6.7x 7.0x 7.3x

CY 2004E EBITDA 25.5 6.7x 7.1x 7.4x 7.8x 8.2x 8.5x 7.5x 8.2x 7.7x 10.0x

CY 2003 EBIT $19.7 8.7x 9.2x 9.6x 10.1x 10.6x 11.0x 10.1x 18.3x 17.9x 29.2x

LTM EBIT 21.6 8.0x 8.4x 8.8x 9.2x 9.7x 10.1x

CY 2004E EBIT 17.9 9.6x 10.1x 10.6x 11.1x 11.6x 12.1x 8.9x 10.8x 10.8x 13.0x

CY 2003 Net Income $10.0 14.3x 15.2x 16.1x 17.0x 17.9x 18.9x 15.7x 28.5x 23.8x 54.5x

LTM Net Income 9.8 14.5x 15.5x 16.4x 17.3x 18.3x 19.2x

CY 2004E Net Income 7.9 18.1x 19.2x 20.4x 21.5x 22.7x 23.9x 14.8x 16.5x 16.6x 18.6x

(1) LTM ended 2/29/04. Financials adjusted for strategic charges and certain charges highlighted in JOUT 10-Ks. Tax effected at 40%.

DRAFT

Comparable M&A Transactions Analysis

Comparable M&A Transactions Analysis

Preliminary List of Selected Transactions DRAFT

William Blair reviewed publicly available transactions for the past three years to identify those transactions that involved the acquisition of companies similar to the Company

The comparable M&A transactions analysis is preliminary in nature and contains assumptions and methodologies which may be subject to change

Total

Enterprise Equity Transaction Value to

Date Value Value LTM Form of

Effective Target Acquiror ($MM) ($MM) Sales EBITDA EBIT Consideration

12/18/03 Bombardier Recreational Products Bain Capital $844.9 NA 0.50x 7.9x 12.5x Cash

12/02/03 CamelBak Products Bear Stearns Merchant Banking $210.0 NA NA 7.0x NA Cash

03/26/03 Rawlings Sporting Goods K2 Inc. $112.5 $73.1 0.66x 11.8x 14.6x Stock

02/12/03 Remington Arms Bruckmann, Rosser, Sherrill $314.1 NA 0.85x 5.1x NA Cash

09/19/02 Gen-X Sports Huffy Corporation $104.9 $54.4 0.77x 12.7x 15.6x Cash and Stock

09/09/02 Jack Wolfskin Bain Capital $59.3 NA 1.06x 8.5x 9.0x Cash

07/27/01 Koninklijke Gazelle Gazelle Holding $122.0 $112.0 0.95x NA 6.7x Cash

06/25/01 Riddell Sports Lincolnshire Management $67.3 NA 0.75x NA 9.7x Cash

Mean 0.79x 8.8x 11.4x

Median 0.77x 8.2x 11.1x

Maximum 1.06x 12.7x 15.6x

Minimum 0.50x 5.1x 6.7x

Comparable M&A Transactions Analysis

Preliminary Valuation Multiples DRAFT

GAAP Historical Financial Information and Management Forecast

(in millions, except for per share amounts)

Implied JOUT Multiples at Relevant Merger & Acquisition

JOUT the Following Per Share Price Multiples

Metric (1) Results $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 Min Mean Median Max

LTM EBITDA $22.8 7.5x 7.9x 8.3x 8.7x 9.1x 9.5x 5.1x 8.8x 8.2x 12.7x

FY 2004E EBITDA 25.6 6.7x 7.1x 7.4x 7.8x 8.1x 8.5x

LTM EBIT $14.7 11.7x 12.3x 13.0x 13.6x 14.2x 14.8x 6.7x 11.4x 11.1x 15.6x

FY 2004E EBIT 18.0 9.5x 10.0x 10.5x 11.1x 11.6x 12.1x

(1) LTM ended 2/29/04. Financials adjusted for strategic charges and certain charges highlighted in JOUT 10-Ks. Tax effected at 40%.

Comparable M&A Transactions Analysis

Preliminary Valuation Multiples DRAFT

Adjusted Historical Financial Information and Management Forecast

(in millions, except for per share amounts)

Implied JOUT Multiples at Relevant Merger & Acquisition

JOUT the Following Per Share Price Multiples

Metric (1) Results $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 Min Mean Median Max

LTM EBITDA $29.7 5.8x 6.1x 6.4x 6.7x 7.0x 7.3x 5.1x 8.8x 8.2x 12.7x

FY 2004E EBITDA 25.6 6.7x 7.1x 7.4x 7.8x 8.1x 8.5x

LTM EBIT $21.6 8.0x 8.4x 8.8x 9.2x 9.7x 10.1x 6.7x 11.4x 11.1x 15.6x

FY 2004E EBIT 18.0 9.5x 10.0x 10.5x 11.1x 11.6x 12.1x

(1) LTM ended 2/29/04. Financials adjusted for strategic charges and certain charges highlighted in JOUT 10-Ks. Tax effected at 40%.

DRAFT

M&A Premiums Paid Analysis

M&a Premiums Paid Analysis

Methodology and Assumptions DRAFT

William Blair analyzed 1,461 domestic public transactions that were announced since January 1, 2001 (through March 17, 2004):

All completed transactions (1,461 transactions)

All completed transactions between between $100 million and $500 million in equity value (328 transactions) All completed transactions in which less than 50% of the target was acquired (485 transactions) All completed transactions which were “going private” transactions (101 transactions)

William Blair compared the price of each transaction to the closing price of the target stock one day, one week and one month prior to the announcement of the transaction

The M&A premiums analysis is preliminary in nature and contains assumptions and methodologies which may be subject to change

M&a Premiums Paid Analysis

Premiums Paid Summary DRAFT

All completed transactions since January 1, 2001

ALL TRANSACTIONS COMPLETED SINCE JANUARY 1, 2001

JOUT Premium at Premiums Paid Data Percentile

Price $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 25th 50th 75th

All Completed Transactions (Total 1461)

One Day Before Announcement $16.95 -5.6% 0.3% 6.2% 12.1% 18.0% 23.9% 4.7% 27.8% 55.4%

One Week Before Announcement 16.85 -5.0% 0.9% 6.8% 12.8% 18.7% 24.6% 8.0% 31.8% 62.7%

One Month Before Announcement 15.97 0.2% 6.4% 12.7% 19.0% 25.2% 31.5% 8.2% 33.6% 71.3%

Source: Commscan M&A Desk as of March 17, 2004.

Note: Premiums analysis includes all completed or M&A activity (but excludes transactions including Closed-End Funds, REITs and ADRs) for which premiums are reported.

M&a Premiums Paid Analysis

Premiums Paid Summary DRAFT

All completed transactions since January 1, 2001 between between $100 million and $500 million in equity value

SUBSET: TRANSACTION VALUE BETWEEN $100 and $500 MILLION

JOUT Premium at Premiums Paid Data Percentile

Price $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 25th 50th 75th

All Completed Transactions (Total 328)

One Day Before Announcement $16.95 -5.6% 0.3% 6.2% 12.1% 18.0% 23.9% 8.6% 33.3% 58.9%

One Week Before Announcement 16.85 -5.0% 0.9% 6.8% 12.8% 18.7% 24.6% 16.0% 35.0% 62.7%

One Month Before Announcement 15.97 0.2% 6.4% 12.7% 19.0% 25.2% 31.5% 14.0% 38.7% 73.7%

Source: Commscan M&A Desk as of March 17, 2004.

Note: Premiums analysis includes all completed or M&A activity (but excludes transactions including Closed-End Funds, REITs and ADRs) for which premiums are reported.

M&a Premiums Paid Analysis

Premiums Paid Summary DRAFT

All completed transactions since January 1, 2001 in which less than 50% of the target was acquired

SUBSET: LESS THAN 50% of EQUITY ACQUIRED

JOUT Premium at Premiums Paid Data Percentile

Price $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 25th 50th 75th

All Completed Transactions (Total 485)

One Day Before Announcement $16.95 -5.6% 0.3% 6.2% 12.1% 18.0% 23.9% -1.4% 13.0% 50.0%

One Week Before Announcement 16.85 -5.0% 0.9% 6.8% 12.8% 18.7% 24.6% 0.0% 17.6% 54.7%

One Month Before Announcement 15.97 0.2% 6.4% 12.7% 19.0% 25.2% 31.5% -1.9% 19.4% 50.0%

Source: Commscan M&A Desk as of March 17, 2004.

Note: Premiums analysis includes all completed or M&A activity (but excludes transactions including Closed-End Funds, REITs and ADRs) for which premiums are reported.

M&a Premiums Paid Analysis

Premiums Paid Summary DRAFT

All completed transactions since January 1, 2001 which were “going private” transactions

ALL GOING PRIVATE TRANSACTIONS COMPLETED SINCE JANUARY 1, 2001

JOUT Premium at Premiums Paid Data Percentile

Price $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 25th 50th 75th

All Completed Transactions - Initial Premium to Announcement (Total 101)

One Day Before Announcement $16.95 -5.6% 0.3% 6.2% 12.1% 18.0% 23.9% 4.3% 26.0% 60.0%

One Week Before Announcement 16.85 -5.0% 0.9% 6.8% 12.8% 18.7% 24.6% 8.2% 31.5% 57.0%

One Month Before Announcement 15.97 0.2% 6.4% 12.7% 19.0% 25.2% 31.5% 12.0% 32.3% 58.8%

All Completed Transactions - Final Premium to Announcement (Total 101)

One Day Before Announcement $16.95 -5.6% 0.3% 6.2% 12.1% 18.0% 23.9% 9.0% 32.9% 75.3%

One Week Before Announcement 16.85 -5.0% 0.9% 6.8% 12.8% 18.7% 24.6% 11.2% 36.9% 80.6%

One Month Before Announcement 15.97 0.2% 6.4% 12.7% 19.0% 25.2% 31.5% 19.4% 42.6% 66.7%

Source: Commscan M&A Desk as of March 17, 2004.

Note: Premiums analysis includes all completed or M&A activity (but excludes transactions including Closed-End Funds, REITs and ADRs) for which premiums are reported.

DRAFT

Discounted Cash Flow Analysis

Discounted Cash Flow Analysis

Methodology and Assumptions DRAFT

A discounted cash flow analysis calculates the present value of the Company based upon its future earnings stream and corresponding cash flows

The discounted cash flow analysis is preliminary in nature and contains assumptions and methodologies which may be subject to change

William Blair examined the future earnings and “free cash flows” of the Company through fiscal 2008 based on:

Management Forecast Alternative Forecast

William Blair estimated the value of the Company at the end of fiscal year 2008 (“terminal value”) by assuming the Company would be purchased by an independent party based upon a multiple of the projected trailing EBITDA

The sum of the above two components is the preliminary estimate of the Company’s total present value

William Blair assumed the following preliminary valuation parameters:

Terminal EBITDA multiples ranging from 6.0x to 9.0x Discount rates ranging from 11.0% to 13.0% Discounted to March 31, 2004

Discounted Cash Flow Analysis

Discounted Cash Flow Analysis DRAFT

Management Forecast

(in millions, except for per share amounts)

Present Value of Enterprise Value

Discount Terminal EBITDA Multiple

Rate 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x

11.0% $168.8 $179.7 $190.5 $201.3 $212.2 $223.0 $233.8

11.5% 165.8 176.4 187.0 197.6 208.2 218.8 229.5

12.0% 162.7 173.2 183.6 194.0 204.4 214.8 225.2

12.5% 159.8 170.0 180.2 190.4 200.6 210.8 221.0

13.0% 156.9 166.9 176.9 186.9 196.9 206.9 216.9

Present Value of Per Share Equity Value

Discount Terminal EBITDA Multiple

Rate 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x

11.0% $15.66 $16.87 $18.08 $19.29 $20.50 $21.71 $22.92

11.5% 15.31 16.50 17.69 18.87 20.06 21.24 22.43

12.0% 14.98 16.14 17.30 18.47 19.63 20.79 21.95

12.5% 14.65 15.79 16.93 18.07 19.21 20.35 21.49

13.0% 14.33 15.45 16.56 17.68 18.80 19.91 21.03

Discounted Cash Flow Analysis

Discounted Cash Flow Analysis DRAFT

Alternative Forecast

(in millions, except for per share amounts)

Present Value of Enterprise Value

Discount Terminal EBITDA Multiple

Rate 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x

11.0% $149.0 $158.5 $168.1 $177.6 $187.2 $196.8 $206.3

11.5% 146.3 155.6 165.0 174.4 183.7 193.1 202.5

12.0% 143.6 152.8 162.0 171.2 180.3 189.5 198.7

12.5% 141.0 150.0 159.0 168.0 177.0 186.0 195.0

13.0% 138.5 147.3 156.2 165.0 173.8 182.6 191.5

Present Value of Per Share Equity Value

Discount Terminal EBITDA Multiple

Rate 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x

11.0% $13.44 $14.51 $15.57 $16.64 $17.71 $18.78 $19.85

11.5% 13.14 14.18 15.23 16.28 17.32 18.37 19.42

12.0% 12.84 13.87 14.89 15.92 16.94 17.97 19.00

12.5% 12.55 13.56 14.56 15.57 16.57 17.58 18.59

13.0% 12.27 13.26 14.24 15.23 16.21 17.20 18.19

DRAFT

Leveraged Buyout Analysis

Leveraged Buyout Analysis

Methodology and Assumptions DRAFT

William Blair performed a leveraged buyout analysis of the Company based on:

Management Forecast Alternative Forecast

The leveraged buyout analysis is preliminary in nature and contains assumptions and methodologies which may be subject to change

William Blair assumed the following preliminary valuation/capitalization parameters:

Bank debt maximum of 3.0x 2004E EBITDA; subordinated debt maximum of 1.0x 2004E EBITDA

Bank debt interest rate of 5.0%; coupon on subordinated debt of 12.0% Exit multiples ranging from 6.0x to 9.0x EBITDA

18% targeted returns for subordinated debt investors (including warrants) 22.5%—27.5% targeted returns for equity investors

Leveraged Buyout Analysis

Leveraged Buyout Analysis DRAFT

Management Forecast Forecast

(in millions, except for per share amounts)

Enterprise Value

Equity Terminal EBITDA Multiple

IRR 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x

22.5% $145.9 $152.1 $158.3 $164.6 $170.6 $176.8 $183.1

25.0% 141.5 147.1 152.6 158.3 163.8 169.6 175.3

27.5% 137.4 142.5 147.7 152.8 157.7 162.9 168.1

Equity Value Per Share

Equity Terminal EBITDA Multiple

IRR 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x

22.5% $13.10 $13.79 $14.48 $15.19 $15.86 $16.55 $17.25

25.0% 12.60 13.23 13.84 14.48 15.10 15.74 16.38

27.5% 12.15 12.72 13.30 13.87 14.41 15.00 15.58

Leveraged Buyout Analysis

Leveraged Buyout Analysis DRAFT

Alternative Forecast

(in millions, except for per share amounts)

Enterprise Value

Equity Terminal EBITDA Multiple

IRR 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x

22.5% $134.6 $140.1 $145.5 $151.8 $156.5 $162.0 $167.4

25.0% 131.2 136.1 141.1 146.1 150.9 156.0 161.0

27.5% 128.2 132.8 137.3 141.7 146.3 150.7 155.2

Equity Value Per Share

Equity Terminal EBITDA Multiple

IRR 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x

22.5% $11.83 $12.45 $13.05 $13.76 $14.28 $14.89 $15.50

25.0% 11.45 12.00 12.56 13.12 13.65 14.22 14.78

27.5% 11.12 11.63 12.14 12.63 13.14 13.63 14.14

DRAFT

Valuation Matrix

Valuation Matrix

Valuation Matrix DRAFT

GAAP Historical Financial Information and Management Forecast

(in millions, except for per share amounts)

JOUT Stock Price Prior to

2/20/04 Announcement

1 Day Prior $16.95

1 Week Prior 16.85

1 Month Prior 15.97

Equity Purchase Price

Price per share $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00 $25.00

Premium to 1 Day Prior -11.5% -5.6% 0.3% 6.2% 12.1% 18.0% 23.9% 29.8% 35.7% 41.6% 47.5%

Premium to 1 Week Prior -11.0% -5.0% 0.9% 6.8% 12.8% 18.7% 24.6% 30.6% 36.5% 42.4% 48.4%

Premium to 1 Month Prior -6.1% 0.2% 6.4% 12.7% 19.0% 25.2% 31.5% 37.8% 44.0% 50.3% 56.5%

Common Shares Outstanding (1) 8.7 8.7 8.7 8.7 8.7 8.7 8.7 8.7 8.7 8.7 8.7

CSEs (2) 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.4 0.4

Fully Diluted Share Outstanding 8.9 8.9 9.0 9.0 9.0 9.0 9.0 9.0 9.0 9.0 9.0

Equity Value $133.9 $143.0 $152.2 $161.4 $170.5 $179.7 $188.9 $198.1 $207.3 $216.5 $225.7

Net Debt (3) 28.7 28.7 28.7 28.7 28.7 28.7 28.7 28.7 28.7 28.7 28.7

Total Value $162.5 $171.7 $180.8 $190.0 $199.2 $208.4 $217.6 $226.8 $235.9 $245.1 $254.3

Johnson Outdoors Financials (4)

Total Value / EBITDA

EBITDA

CY 2003 $20.9 7.8x 8.2x 8.6x 9.1x 9.5x 10.0x 10.4x 10.8x 11.3x 11.7x 12.2x

LTM 22.8 7.1x 7.5x 7.9x 8.3x 8.7x 9.1x 9.5x 9.9x 10.3x 10.7x 11.1x

CY 2004E 25.5 6.4x 6.7x 7.1x 7.5x 7.8x 8.2x 8.5x 8.9x 9.3x 9.6x 10.0x

Total Value / EBIT

EBIT

CY 2003 $12.8 12.7x 13.4x 14.1x 14.9x 15.6x 16.3x 17.0x 17.7x 18.4x 19.2x 19.9x

LTM 14.7 11.1x 11.7x 12.3x 13.0x 13.6x 14.2x 14.8x 15.5x 16.1x 16.7x 17.4x

CY 2004E 17.9 9.1x 9.6x 10.1x 10.6x 11.1x 11.6x 12.1x 12.6x 13.2x 13.7x 14.2x

Equity Value / Net Income

Net Income

CY 2003 $5.9 22.8x 24.4x 26.0x 27.5x 29.1x 30.7x 32.2x 33.8x 35.4x 36.9x 38.5x

LTM 5.7 23.5x 25.2x 26.8x 28.4x 30.0x 31.6x 33.2x 34.8x 36.5x 38.1x 39.7x

CY 2004E 7.9 16.9x 18.1x 19.2x 20.4x 21.6x 22.7x 23.9x 25.0x 26.2x 27.4x 28.5x

(1) Based on 7.446 million shares of Class A and 1.222 million shares of Class B common stock (per 1/2/04 10-Q)

(2) Based on 0.515 million in the money options outstanding with a weighted average exercise price of $8.17 per share per management; calculation uses the treasury stock method. (3) As of 2/29/04, provided by the Company.

(4) LTM ended 2/29/04.

Valuation Matrix

Valuation Matrix DRAFT

Adjusted Historical Financial Information and Management Forecast

(in millions, except for per share amounts)

JOUT Stock Price Prior to

2/20/04 Announcement

1 Day Prior $16.95

1 Week Prior 16.85

1 Month Prior 15.97

Equity Purchase Price

Price per share $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00 $25.00

Premium to 1 Day Prior -11.5% -5.6% 0.3% 6.2% 12.1% 18.0% 23.9% 29.8% 35.7% 41.6% 47.5%

Premium to 1 Week Prior -11.0% -5.0% 0.9% 6.8% 12.8% 18.7% 24.6% 30.6% 36.5% 42.4% 48.4%

Premium to 1 Month Prior -6.1% 0.2% 6.4% 12.7% 19.0% 25.2% 31.5% 37.8% 44.0% 50.3% 56.5%

Common Shares Outstanding (1) 8.7 8.7 8.7 8.7 8.7 8.7 8.7 8.7 8.7 8.7 8.7

CSEs (2) 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.3 0.4 0.4

Fully Diluted Share Outstanding 8.9 8.9 9.0 9.0 9.0 9.0 9.0 9.0 9.0 9.0 9.0

Equity Value $133.9 $143.0 $152.2 $161.4 $170.5 $179.7 $188.9 $198.1 $207.3 $216.5 $225.7

Net Debt (3) 28.7 28.7 28.7 28.7 28.7 28.7 28.7 28.7 28.7 28.7 28.7

Total Value $162.5 $171.7 $180.8 $190.0 $199.2 $208.4 $217.6 $226.8 $235.9 $245.1 $254.3

Johnson Outdoors Financials (4)

Total Value / EBITDA

EBITDA

CY 2003 $27.8 5.8x 6.2x 6.5x 6.8x 7.2x 7.5x 7.8x 8.2x 8.5x 8.8x 9.1x

LTM 29.7 5.5x 5.8x 6.1x 6.4x 6.7x 7.0x 7.3x 7.6x 7.9x 8.2x 8.5x

CY 2004E 25.5 6.4x 6.7x 7.1x 7.5x 7.8x 8.2x 8.5x 8.9x 9.3x 9.6x 10.0x

Total Value / EBIT

EBIT

CY 2003 $19.7 8.3x 8.7x 9.2x 9.6x 10.1x 10.6x 11.0x 11.5x 12.0x 12.4x 12.9x

LTM 21.6 7.5x 8.0x 8.4x 8.8x 9.2x 9.7x 10.1x 10.5x 10.9x 11.4x 11.8x

CY 2004E 17.9 9.1x 9.6x 10.1x 10.6x 11.1x 11.6x 12.1x 12.6x 13.2x 13.7x 14.2x

Equity Value / Net Income

Net Income

CY 2003 $10.0 13.4x 14.3x 15.2x 16.1x 17.1x 18.0x 18.9x 19.8x 20.7x 21.6x 22.6x

LTM 9.8 13.6x 14.6x 15.5x 16.4x 17.4x 18.3x 19.2x 20.2x 21.1x 22.0x 23.0x

CY 2004E 7.9 16.9x 18.1x 19.2x 20.4x 21.6x 22.7x 23.9x 25.0x 26.2x 27.4x 28.5x

(1) Based on 7.446 million shares of Class A and 1.222 million shares of Class B common stock (per 1/2/04 10-Q)

(2) Based on 0.515 million in the money options outstanding with a weighted average exercise price of $8.17 per share per management; calculation uses the treasury stock method. (3) As of 2/29/04, provided by the Company.

(4) LTM ended 2/29/04. Financials adjusted for strategic charges and certain charges highlighted in JOUT 10-Ks. Tax effected at 40%.

DRAFT

Comparable Public Companies Model

Comparable Public Companies Model

Comparable Public Companies Detail

DRAFT

	Stock Price								LTM		Total Value (1) /			2004 E		Total Value		Price / Earnings Ratio		
	Closing Price	52 Week		Change Since		Market	Net Debt	Total	Revenue	EBITDA	LTM	LTM	LTM	EBITDA	EBIT	2004E	2004E			
	03/25/04	Low	High	52 Wk High	1/1/03	Value (MM)	(Cash) (MM)	Value (MM)(1)	(MM)	(MM)	Revenue	EBITDA	EBIT	(MM)	(MM)	EBITDA	EBIT	LTM	Cal. 04E	Cal. 05E
AMER GROUP	$46.94	$31.82	$49.97	-6.1%	9.7%	$1,152.1	$176.6	$1,332.4	$1,250.3	$158.5	1.07 x	8.4 x	11.6 x	$177.3	$134.4	7.5 x	9.9 x	15.7 x	14.8 x	13.3 x
BRUNSWICK CORP	39.08	18.51	41.85	-6.6%	22.8%	3,576.7	261.7	3,838.4	4,128.7	397.8	0.93	9.6	15.6	495.9	345.0	7.7 x	11.1 x	23.8	17.0	13.9
CALLAWAY GOLF CO	18.22	11.36	19.25	-5.4%	8.1%	1,376.7	(47.3)	1,329.3	814.0	110.4	1.63	12.0	20.2	173.7	123.7	7.7 x	10.8 x	30.2	15.2	12.9
COLUMBIA SPORTSWEAR	53.75	35.56	59.39	-9.5%	-1.4%	2,167.0	(243.7)	1,923.3	951.8	213.3	2.02	9.0	10.1	234.8	215.4	8.2 x	8.9 x	18.0	16.3	14.5
HEAD N V	3.02	1.51	3.54	-14.7%	20.8%	113.8	137.3	251.1	431.2	29.1	0.58	8.6	29.2	NA	NA	NA	NA	NMF	NA	NA
HUFFY CORP	3.91	3.80	8.00	-51.1%	-25.5%	58.9	86.2	145.0	437.7	2.2	0.33	NMF	NMF	NA	NA	NA	NA	NMF	17.0	13.0
K2 INC	15.78	7.20	19.00	-16.9%	3.7%	550.3	194.9	745.2	718.5	49.0	1.04	15.2	23.2	74.3	57.1	10.0 x	13.0 x	54.5	18.6	15.0
Minimum	$3.02	$1.51	$3.54	-51.1%	-25.5%	$58.9	($243.7)	$145.0	$431.2	$2.2	0.33 x	8.4 x	10.1 x	$74.3	$57.1	7.5 x	8.9 x	15.7 x	14.8 x	12.9 x
Mean	25.81	15.68	28.71	-15.8%	5.5%	1,285.1	80.8	1,366.4	1,247.5	137.2	1.09	10.5	18.3	231.2	175.1	8.2	10.8	28.5	16.5	13.8
Median	18.22	11.36	19.25	-9.5%	8.1%	1,152.1	137.3	1,329.3	814.0	110.4	1.04	9.3	17.9	177.3	134.4	7.7	10.8	23.8	16.6	13.6
Maximum	53.75	35.56	59.39	-5.4%	22.8%	3,576.7	261.7	3,838.4	4,128.7	397.8	2.02	15.2	29.2	495.9	345.0	10.0	13.0	54.5	18.6	15.0
JOHNSON OUTDOORS INC	$19.51	$8.57	$20.21	-3.5%	30.4%	$169.1	$28.7	$197.9	$331.9	$22.8	0.60 x	8.7 x	13.5 x	$25.5	$17.9	7.8 x	11.0 x	29.8 x	21.4 x	20.4 x

Source: Historical data per company filings. Projections represent mean analyst estimates, per Bloomberg.
(1) Total Value = Market Capitalization + Preferred Equity + Total Debt + Minority Interest - Cash and Equivalents. Assumes Cash and Equivalents for these companies represent excess cash.
LTM = Latest Twelve Months, CAGR = Compound Annual Growth Rate, NA = Not Available, NMF = Not Meaningful

William Blair & Company
35

Comparable Public Companies Model

Comparable Public Companies Detail DRAFT

Gross Profit as a EBITDA as a EBIT as a

% of Revenue % of Revenue % of Revenue 3 YR CAGR

LTM 4 YR Avg LTM 4 YR Avg LTM 4 YR Avg Revenue EBITDA EBIT EPS

AMER GROUP 48.4% 49.1% 12.7% 12.4% 9.2% 9.1% 7.5% 8.6% 9.3% 7.7%

BRUNSWICK CORP 24.2% 24.4% 9.6% 11.3% 6.0% 7.2% 2.7% -12.9% -18.3% -15.2%

CALLAWAY GOLF CO 45.3% 48.2% 13.6% 17.5% 8.1% 12.6% -0.9% -12.1% -18.6% -15.8%

COLUMBIA SPORTSWEAR 46.3% 46.0% 22.4% 21.0% 20.0% 18.7% 15.7% 24.4% 25.4% 26.0%

HEAD N V 38.3% 40.3% 6.7% 9.7% 2.0% 5.3% 2.7% -19.0% -39.3% NMF

HUFFY CORP 17.9% 16.1% 0.5% 2.4% -0.4% 1.3% -3.6% -59.5% NMF NMF

K2 INC 30.6% 29.4% 6.8% 7.0% 4.5% 4.6% 2.6% -2.7% -6.2% -22.0%

Minimum 17.9% 16.1% 0.5% 2.4% -0.4% 1.3% -3.6% -59.5% -39.3% -22.0%

Mean 35.9% 36.2% 10.3% 11.6% 7.0% 8.4% 3.8% -10.4% -8.0% -3.8%

Median 38.3% 40.3% 9.6% 11.3% 6.0% 7.2% 2.7% -12.1% -12.3% -15.2%

Maximum 48.4% 49.1% 22.4% 21.0% 20.0% 18.7% 15.7% 24.4% 25.4% 26.0%

JOHNSON OUTDOORS INC 40.7% 40.4% 6.9% 8.4% 4.4% 5.2% -3.8% -19.0% -22.3% -15.1%

Source: Historical data per company filings.

(1) Total Value = Market Capitalization + Preferred Equity + Total Debt + Minority Interest—Cash and Equivalents. Assumes Cash and Equivalents for these companies represent excess cash. LTM = Latest Twelve Months, CAGR = Compound Annual Growth Rate, NA = Not Available, NMF = Not Meaningful